UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 16, 2010
THE TALBOTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
First Amendment to Agreement and Plan of Merger
     On February 16, 2010, The Talbots, Inc. (“Talbots” or the “Company”), Tailor Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Talbots (“Merger Sub”), and BPW Acquisition Corp. (“BPW”) entered into the First Amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of December 8, 2009, by and among Talbots, BPW and Merger Sub (the “Merger Agreement”). Subject to the terms and conditions set forth in the amended Merger Agreement, Talbots will acquire BPW by means of a merger of Merger Sub with and into BPW (the “Merger”), with BPW continuing as the surviving corporation and a wholly-owned subsidiary of Talbots after the Merger.
     As a result of the Amendment, if the Merger is completed, subject to the terms of the amended Merger Agreement, holders of shares of BPW common stock will receive a number of shares of Talbots common stock based on the greater of: (i) the exchange ratio calculated under the Merger Agreement as in effect prior to the Amendment and (ii) the quotient obtained by dividing $11.25 by the average of the daily volume weighted average prices per share of Talbots common stock on the New York Stock Exchange over the 5 consecutive trading days immediately preceding the date of the completion of the Merger. Both calculations are subject to a collar providing for a maximum of 1.3235 shares of Talbots common stock and a minimum of 0.9000 shares of Talbots common stock for each share of BPW common stock.
     A copy of the Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Item 8.01 Other Events.
     In connection with the Amendment, Talbots filed a supplement, dated February 17, 2010 (the “Supplement”), to the joint Information Statement/Proxy Statement/Prospectus included in the Registration Statement on Form S-4, file No. 333-163955, filed by Talbots with the Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on January 26, 2010, and mailed by Talbots and BPW Acquisition Corp. to their respective stockholders commencing on January 26, 2010.
     On February 17, 2010, the Company and BPW issued a joint press release announcing that they had entered into the Amendment. A copy of the press release is attached hereto as Exhibit 99.1.
***
Forward-looking Information
The foregoing contains forward-looking information. This forward-looking information may be identified by such forward-looking terminology as “expect,” “anticipate,” “will,” or similar statements or variations of such terms. Among other forward-looking information, the statements above relating to consummation of the Merger and satisfaction of the other conditions and contingencies to the consummation of the Merger constitute forward-looking statements.
Our forward-looking statements are based on a series of expectations, assumptions, estimates and projections about our Company which involve substantial uncertainty and substantial risk, including: the risk that the Merger will not be consummated; the risk that conditions and other contingencies to consummation and closing will not occur; the risk that anticipated benefits from the Merger may not be realized or may take longer to realize than expected. The reader is urged to consider all such factors. If these or other significant risks and uncertainties occur, or if our estimates or underlying assumptions prove inaccurate, our actual results, including actual costs and timing, could differ materially. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved.
All of our forward-looking statements are as of the date of this Form 8-K only, and except as may be required by law or SEC rule or requirement, the Company does not undertake to update or revise any forward-looking statements to reflect actual results, changes in assumptions, estimates or projections, or other circumstances occurring after the date hereof.
Any public statements or disclosures by the Company following this Form 8-K which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K will be deemed to modify or supersede such statements in or accompanying this Form 8-K.
Important Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Talbots has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing an Information Statement/Proxy Statement/Prospectus regarding the proposed transaction between Talbots and BPW. The final Information Statement/Proxy Statement/Prospectus regarding the proposed transaction has been mailed to stockholders of

Talbots and BPW. Talbots intends to file a tender offer statement and other documents, as required, with the SEC in connection with the warrant exchange offer. Investors and security holders are urged to read the Information Statement/Proxy Statement/Prospectus, the Supplement, the tender offer statement, any amendments or supplements thereto and any other relevant documents filed with the SEC when available carefully because they contain important information. Investors and security holders will be able to obtain free copies of the Registration Statement, the final Information Statement/Proxy Statement/Prospectus, the Supplement, the tender offer statement, any amendments or supplements thereto and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement, the final Information Statement/Proxy Statement/Prospectus, the Supplement, the tender offer statement and any amendments or supplements thereto when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. The documents filed by BPW may also be obtained by requesting them in writing to BPW at BPW Acquisition Corp., Arjay (Richard) Jensen, SVP at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3310.
Talbots, BPW and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of BPW in connection with the proposed transaction between Talbots and BPW. You can find information regarding Talbots’ directors and executive officers in Talbots’ definitive proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2009. You can find information regarding BPW’s directors and executive officers in BPW’s Annual Report on Form 10-K for its fiscal year ended December 31, 2008, which was filed with the SEC on March 30, 2009. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such participants by reading the final Information Statement/Proxy Statement/Prospectus, as supplemented.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
2.1.	First Amendment to Agreement and Plan of Merger, dated as of February 16, 2010, by and among The Talbots, Inc., Tailor Acquisition, Inc. and BPW Acquisition Corp.

99.1	Press Release, dated February 17, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Dated: February 17, 2010	By:	/s/ Michael Scarpa
	Name:	Michael Scarpa
	Title:	Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX
2.1.	First Amendment to Agreement and Plan of Merger, dated as of February 16, 2010, by and among The Talbots, Inc., Tailor Acquisition, Inc. and BPW Acquisition Corp.

99.1	Press Release, dated February 17, 2010.